UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ________________
 FORM 8-K
  ________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 6, 2015
Date of Report (Date of earliest event reported)
  ________________
Milacron Holdings Corp.
(Exact name of registrant as specified in its charter)
  ________________

Delaware
(State or other jurisdiction
of incorporation)

001-37458	80-0798640 DIRE
(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200 Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)
(513) 487-5000
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 6, 2015, Milacron Holdings Corp. issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events
On November 3, 2015 the address of Milacron Holdings Corp.'s headquarters changed to 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242. The Company's telephone number remains the same.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Milacron Holdings Corp. dated November 6, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Bruce Chalmers
Name:	Bruce Chalmers
Title:	Chief Financial Officer
Date: November 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Milacron Holdings Corp. dated November 6, 2015.